SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 25, 2004

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

 ABM AMRO MORTGAGE CORPORATION, Multi-Class Mortgage Pass-Through Certificates,
                                 SERIES 2002-9
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             (Exact name of Registrant as specified in its charter)

       Delaware                  333-73036-11                  36-3886007
----------------------------  ------------------------      -------------------
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
    of incorporation)                                       Identification No.)

                            135 SOUTH LASALLE STREET
                                CHICAGO, IL 60603
                                 (312) 904-2000
               (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

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ITEM 5.  OTHER EVENTS

     This Current Report on Form 8-K relates to the distribution report furnished to certificate holders in connection with the May 2004 distribution.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable

(b) Not applicable

(c)  Exhibits

Exhibit No.  99.1

Description: May 2004 Distribution Report for ABM AMRO MORTGAGE CORPORATION, Multi-Class Mortgage Pass-Through Certificates, SERIES 2002-9




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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                 As Servicer under the Pooling and Servicing
                                 Agreement, on behalf of
                                 ABN AMRO Mortgage Corporation


Date:  June 4, 2004         By: /s/ Tammy Spriggs
                                _________________________________________
                                Tammy Spriggs
                                First Vice President
                               (Authorized Officer)




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                                  EXHIBIT INDEX
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Exhibit No:   99.1

Description: May 2004 Distribution Report for ABM AMRO MORTGAGE CORPORATION, Multi-Class Mortgage Pass-Through Certificates, SERIES 2002-9